Exhibit 99.1

MATTERPORT, THE SPATIAL DATA COMPANY LEADING THE DIGITAL

TRANSFORMATION OF THE BUILT WORLD, ANNOUNCES PROPOSED BUSINESS

COMBINATION WITH GORES HOLDINGS VI

•	From offline to online, Matterport’s market leading technology platform turns buildings into data to deliver unparalleled property insights and analysis

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With more than 250,000 subscribers in 150 countries, the business combination will enable Matterport to accelerate global enterprise growth across industry verticals, while continuing to invest in Matterport’s software, artificial intelligence and platform technology strategy

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Combined company expected to have a post-transaction total enterprise value of approximately $2.3 billion and total equity value of approximately $2.9 billion and intends to remain listed on the NASDAQ under the ticker symbol “MTTR” following an anticipated transaction close in Q2 2021

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Business combination to provide up to $640 million in gross proceeds comprised of $345 million of cash held in trust from Gores Holdings VI and a $295 million fully committed common stock PIPE at $10.00 per share

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PIPE transaction anchored by top-tier institutional investors including Tiger Global Management, LLC, Senator Investment Group, Dragoneer Investment Group, Fidelity Management & Research Company LLC, funds and accounts managed by BlackRock, Miller Value Partners, and Lux Capital

•	All current Matterport stockholders will retain their equity holdings through Matterport’s transition into the publicly listed company

SUNNYVALE, California – February 8, 2021 – Matterport, Inc. ( “Matterport” or the “Company”), the spatial data company leading the digital transformation of the built world, and Gores Holdings VI (NASDAQ: GHVI, GHVIU, and GHVIW) (“Gores Holdings VI”), a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, today announced that they have entered into a definitive agreement providing for a business combination that will result in Matterport becoming a publicly listed company. Upon closing of the proposed transaction, the combined company will be named “Matterport, Inc.” and intends to remain listed on NASDAQ under the ticker symbol “MTTR.”

Founded in 2011, Matterport has defined the spatial data category for the built world with its market-leading platform that turns any physical space into an immersive 3D digital twin. The Company has created the largest spatial data library in the world, with more than 10 billion square feet of space and growing. Millions of buildings in more than 150 countries have been digitized, from homes, office spaces, museums and schools to factories, hospitals, and retail stores. Matterport monetizes its data primarily under a recurring revenue Software as a Services (“SaaS”) model and grew its subscriber base by more than 500% in 2020.

Real estate is the world’s largest asset class comprising commercial, industrial, and residential properties. Worth an estimated $230 trillion, the global real estate market is more than three times the estimated value of all global equities combined. With more than four billion buildings worldwide, the built world is the largest undisrupted market with less than 1% digitized. For building owners, underwriters, and occupants, managing the lifecycle of a building is unnecessarily costly, time consuming, and inefficient in the modern world.

Matterport takes buildings online so customers can more efficiently design, build, promote and manage their most valuable assets from any device. It starts with the Company’s groundbreaking digital twin technology and deep understanding of buildings and spaces, bridging the physical and digital worlds. Matterport’s proprietary AI technology automatically creates a dimensionally accurate, photo-realistic, three-dimensional digital twin of any building that is loaded with spatial data. The AI understands what is important about a building or space such as geometry, layout, structural analysis and contents, including furnishings and equipment. Matterport’s spatial data provides unparalleled building insights and analysis so that customers have a more efficient and scalable way to experience and manage buildings.

“Matterport has been at the forefront of spatial computing for the built world for over a decade. Our pioneering technology has defined the category and set the standard for digitizing the largest asset class in the world. Our deep industry experience and proven track record have made Matterport the platform of choice to digitize millions of buildings across diverse industries and markets,” said RJ Pittman, Chief Executive Officer of Matterport. “Building on this momentum, we are scaling all aspects of our business to transform the $230 trillion built world. We believe the proposed transaction with Gores Holdings VI unlocks the potential of our platform and accelerates our mission to make every building and every space more valuable and accessible. We’re thrilled to partner with The Gores Group, an innovative team with deep technology experience and a history of fueling major technology transformations.”

“This marks our second business combination with a game-changing technology company, solidifying Gores’ investment strategy around identifying and partnering with disruptive, category-defining companies with impressive track records, tremendous growth potential and strong leadership teams. Matterport represents all of those attributes and more,” said Mark Stone, Senior Managing Director of The Gores Group and CEO of Gores Holdings VI.

“For years, Ted Fike and I have been investing in growth companies driving technology transformations in the largest undisrupted categories around the world,” said Justin Wilson, Senior Managing Director of The Gores Group. “Real estate and the built world is without question among the biggest frontiers ready for digitization, and in our view Matterport is the clear market leader in the category with enormous potential still ahead,” he added.

“RJ and the extraordinary leadership team he has assembled have galvanized the Company’s platform strategy and proven the scalability of its business and its unique value proposition worldwide. We look forward to watching how Matterport fundamentally changes the way people interact with buildings and the physical world around them,” said Ted Fike, Senior Managing Director of The Gores Group.

“The Gores Group is an outstanding partner with a deep understanding of the Matterport vision, and we are excited to announce their lead alongside an extraordinary group of top-tier investors in fueling our growth,” said JD Fay, Chief Financial Officer of Matterport. “The rapid growth in subscribers to the Matterport platform is driving record financial performance for the business. Total revenue in 2020 was $85.9 million, up 87% year-over-year. This significant business expansion is also capital efficient, as our subscriber lifetime value-to-customer acquisition cost ratio was up 4.7x in 2020 to an impressive 11.7. It is with that background that we look to accelerate our growth globally with the new investment we are announcing today.”

Gores Holdings VI is a publicly listed, $345 million special purpose acquisition company and is the seventh vehicle sponsored by an affiliate of The Gores Group, a global investment firm founded in 1987 by Alec Gores. Gores’ strategy is to identify and complete business combinations with differentiated, market leading companies with strong equity stories that will benefit from the growth capital of the public equity markets and be enhanced by the experience and expertise of Gores’ long history and track record of investing in and operating businesses for over 35 years. To date, Alec Gores and affiliates of The Gores Group have completed five business combinations representing over $25 billion in transaction value.

Transaction Overview

The combined company will have an implied pro forma enterprise value of approximately $2.3 billion and an equity value of approximately $2.9 billion at closing.

All existing Matterport stockholders will roll the entirety of their equity holdings into the combined company and are expected to hold approximately 75% of the issued and outstanding shares of common stock of the combined company immediately following the closing.

Concurrently with the consummation of the business combination, additional investors will purchase shares of common stock of Gores Holdings VI in a private placement (the “PIPE”). After giving effect to any redemptions by the public stockholders of Gores Holding VI, the balance of the approximately $345 million in cash held in Gores Holdings VI’s trust account, together with the approximately $295 million in PIPE proceeds, net of transaction expenses, will be used to support continued growth of the combined company’s business across key verticals. The PIPE investment is led by institutional investors including Tiger Global Management, LLC, Senator Investment Group, Dragoneer Investment Group, Fidelity Management & Research Company LLC, funds and accounts managed by BlackRock, Miller Value Partners, Darlington Partners, Untitled Investments, and Lux Capital.

The transaction, which has been unanimously approved by the boards of directors of both Gores Holdings VI and Matterport, and has the voting support of the requisite equity holders of Matterport, is expected to close in the second quarter of 2021, subject to regulatory approvals, approval of the proposed business combination by stockholders of Gores Holdings VI, and the satisfaction or waiver of other customary closing conditions, including a registration statement being declared effective by the Securities and Exchange Commission (the “SEC”).

Following the closing of the business combination, the Company’s management team, led by Chief Executive Officer RJ Pittman, will continue to operate and manage Matterport.

Advisors

Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC are acting as financial advisors and capital markets advisors to Gores Holdings VI and as joint lead placement agents on the PIPE. Moelis & Company, LLC is also acting as financial advisor to Gores Holdings VI. Weil, Gotshal & Manges, LLP is acting as legal advisor to Gores Holdings VI.

Credit Suisse is serving as exclusive financial advisor and capital markets advisor to Matterport and acted as joint lead placement agent on the PIPE. Latham & Watkins LLP is serving as legal advisor to Matterport in the transaction and Orrick LLP is serving as Matterport’s general corporate counsel.

Additional information about the proposed business combination, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Gores Holdings VI with the SEC and available at www.sec.gov.

Investor Conference Call Information

Management of Matterport and Gores Holdings VI will host an investor conference call on Monday, February 8, 2021 at 10:00 am EST to discuss the proposed transaction. The call can be accessed by dialing (833) 470-1428 (domestic toll-free number) or (404) 975-4839 (international) and providing the conference ID 970391.

About Matterport

Matterport is leading the digital transformation of the built world. The Company’s groundbreaking spatial computing platform turns buildings into data making every space more valuable and accessible. Millions of buildings in more than 150 countries have been transformed into immersive Matterport digital twins to improve every part of the building lifecycle from planning, construction, and operations to documentation, appraisal and marketing. For more information, visit www.matterport.com.

About Gores Holdings VI

Gores Holdings VI is a special purpose acquisition company sponsored by an affiliate of The Gores Group for the purpose of effecting a merger, acquisition, or similar business combination. Gores Holdings VI completed its initial public offering in December 2020 raising approximately $345 million in cash proceeds. Prior business combinations for special purpose acquisition companies sponsored by affiliates of The Gores Group include: Hostess (Gores Holdings, Inc.), Verra Mobility (Gores Holdings II, Inc.), PAE (Gores Holdings III, Inc.) Luminar (Gores Metropoulos, Inc.) and United Wholesale Mortgage (Gores Holdings IV, Inc.).

About The Gores Group, LLC

Founded in 1987 by Alec Gores, The Gores Group is a global investment firm focused on partnering with differentiated businesses that can benefit from the extensive industry knowledge and decades long experience. Gores Holdings VI and The Gores Group are separate entities with separate management, although there is overlap in size and industry of target acquisition and personnel involved. For more information, please visit www.gores.com.

Additional Information about the Transaction and Where to Find It

Gores Holdings VI intends to file a registration statement on Form S-4 that will include a proxy statement of Gores Holdings VI, an information statement of Matterport and a prospectus of Gores Holdings VI. The proxy statement/information statement/prospectus will be sent to all Gores Holdings VI and Matterport stockholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at a meeting of Gores Holdings VI’s stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”). Gores Holdings VI may also file other documents regarding the proposed business combination with the U.S. Securities and Exchange Commission (the “SEC”). The definitive proxy statement/information statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at the Special Meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Before making any voting decision, investors and security holders of Gores Holdings VI and Matterport are urged to read the registration statement, the proxy statement/information statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination.

Investors and security holders will be able to obtain free copies of the proxy statement/information statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Gores Holdings VI through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings VI, Inc., 6260 Lookout Road, Boulder, CO 80301, or by contacting Morrow Sodali LLC, Gores’ proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in Solicitation

Gores Holdings VI and Matterport and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Gores Holdings VI’s stockholders in connection with the proposed business combination. Information about Gores Holdings VI’s directors and executive officers and their ownership of Gores Holdings VI’s securities is set forth in Gores Holdings VI’s filings with the

SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the proxy statement/information statement/prospectus regarding the proposed business combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between Gores Holdings VI and Matterport, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the services offered by Matterport and the markets in which Matterport operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Gores’ or Matterport’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Gores Holdings VI’s securities; (ii) the risk that the proposed business combination may not be completed by Gores Holdings

VI’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Gores Holdings VI; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Gores Holdings VI, the satisfaction of the minimum trust account amount following redemptions by Gores Holdings VI’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on Matterport’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Matterport and potential difficulties in Matterport employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against Gores Holdings VI or Matterport related to the agreement and plan of merger or the proposed business combination; (vii) the ability to maintain the listing of Gores Holdings VI’s securities on the NASDAQ; (viii) the price of Gores Holdings VI’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Matterport plans to operate, variations in performance across competitors, changes in laws and regulations affecting Matterport’s business and changes in the combined capital structure; and (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in Gores Holdings VI final proxy statement/information statement/prospectus contained in the Form S-4 registration statement described below, including those under “Risk Factors” therein, Quarterly

Reports on Form 10-Q and other documents filed by Gores Holdings VI from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Gores Holdings VI and Matterport assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Gores Holdings VI nor Matterport gives any assurance that either Gores or Matterport will achieve its expectations.

No Offer or Solicitation

This press release relates to a proposed business combination between Gores Holdings VI and Matterport. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contact Information

Media

Linda McNair

Matterport

press@matterport.com

Jennifer Kwon Chou

The Gores Group

jchou@gores.com

John Christiansen/Cassandra Bujarski/Danya Al-Qattan

Sard Verbinnen & Co

Matterport-SVC@sardverb.com